EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re American Apparel, Inc., et al.,                    Case No: 15-12055 (BLS)
Debtor                            Reporting Period: For the Month Ended November 30, 2015

MONTHLY OPERATING REPORT
AMERICAN APPAREL, INC., ET AL

Required Documents	Form No.	Document Attached
Schedule of Cash Receipts and Disbursements
Bank Reconciliation	MOR-1a	X
Total Disbursements by Filed Legal Entity	MOR-1b	X
Cash Balance at Wilmington Trust Funding Account	MOR-1c	X
Copies of Bank Statements		(a)
Cash Disbursements Journals		(a)
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Statement of Cash Flow	MOR-4	X
Status of Post-petition Taxes	MOR-5	X
Copies of IRS Form 6123 or payment receipt		(a)
Copies of tax returns filed during reporting period		(a)
Summary of Unpaid Post-petition Debts
Listing of Aged Accounts Payable	MOR-6	X
Accounts Receivable Aging	MOR-7	X
Disbursements to Retained Professionals	MOR-8	X
Debtor Questionnaire	MOR-9	X
(a) Support to these items may be made available upon request.

I declared under penalty of perjury (28 U.S.C. Section 1746) that this report and then attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor /s/ Hassan N. Natha	Date January 11, 2016
Signature of Authorized Individual Hassan N. Natha - Chief Financial Officer	Date January 11, 2016
Printed Name of Authorized Individual	Date

American Apparel, Inc. and Subsidiaries
Debtors and Debtors In Possession
MOR 1a - Bank Reconciliation (unaudited)
October 31, 2015

GL Acct	Account Name	Bank Account #	Debtor	Description	Bank Balance	GL Balance	As of Date	Reconciled As of
10400	CD Checking	542053860	American Apparel USA LLC	AP checking	$20,000	$(10,000)	11/30/2015	12/2/2015
10415	Disbursement	7528179643	American Apparel USA LLC	AP checking	1,211,705	222,442	11/30/2015	12/2/2015
10452	Credit Card Settlement	7527486585	American Apparel USA LLC	Credit card	2,000	2,000	11/30/2015	12/2/2015
10450	Block account	7527486232	American Apparel USA LLC	Check & wire deposits	2,587,904	2,587,904	11/30/2015	12/2/2015
10452	Master Operating	7527486240	American Apparel USA LLC	Wire transfer	2,111,772	2,111,772	11/30/2015	12/2/2015
10453	Payroll	7527486259	American Apparel USA LLC	Payroll	16,824	(51,634)	11/30/2015	12/2/2015
10440	Int'l Collection	7527486267	American Apparel USA LLC	Hong Kong Singapore	2,000	2,000	11/30/2015	12/2/2015
10453	Int'l Australia	7527486593	American Apparel USA LLC	Australia online	2,000	2,000	11/30/2015	12/2/2015
10454	Web Online	7527710132	American Apparel USA LLC	Web online	2,000	2,000	11/30/2015	12/2/2015
10451	Reserve/Bond	7527486577	American Apparel USA LLC	Reserve for bond interest payment	—	—	11/30/2015	12/2/2015
10460	HSBC-operating	193577	American Apparel USA LLC	ACH payment	(2,603)	(2,603)	11/30/2015	12/2/2015

10610-999	Capital One Bank - Concentration	00008621899999	American Apparel Retail, Inc.	Concentration	2,100	2,100	11/30/2015	12/3/2015
10370-999	Capital One Bank-LB	00007527486275	American Apparel Retail, Inc.	Lock Box	6,951	6,951	11/30/2015	12/3/2015
10371-999	Capital One Bank-Oper	00007527486283	American Apparel Retail, Inc.	Operating	21,518	1,335,520	11/30/2015	12/3/2015
10373-999	Capital One Bank-Payroll	00007527486291	American Apparel Retail, Inc.	Payroll	24,117	7,787	11/30/2015	12/3/2015
10372-999	Capital One Bank-AP	00000542053879	American Apparel Retail, Inc.	Pre filing AP disbursement account	10,000	10,000	11/30/2015	12/3/2015
10396-053	Bank of Hawaii	0006-544819	American Apparel Retail, Inc.	Store Deposit	70,069	70,703	11/30/2015	12/3/2015
10225-999	Citibank	205795602	American Apparel Retail, Inc.	Deposits	85,250	85,250	11/30/2015	12/3/2015
10374-999	Capital One Bank-AP	00007528179635	American Apparel Retail, Inc.	Post filing AP disbursement account	1,207,950	1,295,582	11/30/2015	12/3/2015
10382-822	Paypal - Oak	NA	American Apparel Retail, Inc.	Oak Online Account	(7,548)	(7,548)	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486001	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486002	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486005	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486006	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486009	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486010	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486011	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486016	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486017	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486018	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015

NA	Capital One Bank	00007527486019	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486020	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486021	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486602	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486025	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486026	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486027	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486028	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486031	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486032	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486033	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486034	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486035	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486036	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486037	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486041	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486042	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486043	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486044	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486045	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486047	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486049	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486051	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486053	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486054	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486056	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486057	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486059	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486060	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486063	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486064	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486066	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486067	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486068	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486070	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486072	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486073	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015

NA	Capital One Bank	00007527486074	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486075	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486077	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486078	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486079	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486081	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486082	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486083	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486084	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486086	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486088	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486089	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486091	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486093	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486094	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486095	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486097	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486098	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486100	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486101	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486102	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486103	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486106	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486107	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486108	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486109	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486111	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486113	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486114	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486115	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486116	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486119	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486120	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486121	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486122	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486123	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486125	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015

NA	Capital One Bank	00007527486126	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486128	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486129	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486131	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486132	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486134	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486135	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486136	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486137	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486138	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486139	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486140	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486143	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486144	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486146	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486147	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486149	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486150	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486152	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486153	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486155	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486156	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486157	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486158	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486159	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486160	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486161	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486165	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486166	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486167	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486168	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486169	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486170	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486171	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486172	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486173	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486174	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015

NA	Capital One Bank	00007527486179	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486181	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486184	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486186	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486187	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486188	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486189	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486190	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486193	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486194	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486200	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486000	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486801	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486802	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486803	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015
NA	Capital One Bank	00007527486804	American Apparel Retail, Inc.	Zero Balance Bank Account	—	—	11/30/2015	12/3/2015

American Apparel, Inc. and Subsidiaries
Debtors and Debtors In Possession
MOR 1b - Total Disbursements by Filed Legal Entity (unaudited)
(in thousands)

For the Period Ended November 30, 2015
Legal Entity	Case Number	Disbursements (1)
American Apparel (USA), LLC	15-12057	$10,821

American Apparel Retail, Inc.	15-12058	$4,814

American Apparel, Inc.	15-12055	$396

American Apparel Dyeing & Finishing, Inc.	15-12059	$121

KCL Knitting, LLC	15-12060	$17

Fresh Air Freight, Inc.	15-12061	$—
(1) Disbursements are shown based on the entity for which they are attributed to, not the entity which made the payment.

For Quarter-To-Date November 30, 2015
Legal Entity	Case Number	Disbursements (1)(2)
American Apparel (USA), LLC	15-12057	$20,299

American Apparel Retail, Inc.	15-12058	$5,480

American Apparel, Inc.	15-12055	$5,339

American Apparel Dyeing & Finishing, Inc.	15-12059	$199

KCL Knitting, LLC	15-12060	$633

Fresh Air Freight, Inc.	15-12061	$—
(1) Disbursements are shown based on the entity for which they are attributed to, not the entity which made the payment.
(2) Quarter-to-date disbursements reflect October corrections reported in November.

American Apparel, Inc. and Subsidiaries
Debtors and Debtors In Possession
MOR 1c - Cash Balance at Wilmington Trust Funding Account (unaudited)
For the Period Ended November 30, 2015
(in thousands)

Amounts

Beginning Balance	$16,846

Additions (collections and debtor-in-possession financing)	48,505

Withdrawal	(32,565)

Ending Balance	$32,786

American Apparel, Inc. and Subsidiaries
Debtors and Debtors In Possession
MOR 2 - Condensed Consolidated Statements of Operations (unaudited)
(in thousands)

For the Period Ended November 30, 2015

Net sales	$22,294
Cost of sales	15,012
Gross profit	7,282
Selling, general and administrative expenses	13,690
Loss from operations before interest expense, reorganization items, non-operating loss, and income taxes	(6,408)

Interest expense	3,609
Reorganization items, net	4,496
Other income	(14)
Loss from operations before income tax	(14,499)
Income tax provision	—
Net loss	$(14,499)

American Apparel, Inc. and Subsidiaries
Debtors and Debtors In Possession
MOR 2 - Condensed Consolidated Statements of Operations (unaudited)
For The Period Ended November 30, 2015
(in thousands)

	American Apparel (USA), LLC (1)	American Apparel Retail, Inc.	American Apparel, Inc.	American Apparel Dyeing & Finishing, Inc. (1)	KCL Knitting, LLC (1)	Fresh Air Freight, Inc. (1)	Total Debtors (2)
Net sales	$13,284	$9,010	$—	$—	$—	$—	$22,294
Cost of sales	11,000	4,012	—	—	—	—	15,012
Gross profit	2,284	4,998	—	—	—	—	7,282
Selling, general and administrative expenses	6,454	7,081	155	—	—	—	13,690
(Loss) income from operations before interest expense, reorganization items, non-operating loss, and income taxes	(4,170)	(2,083)	(155)	—	—	—	(6,408)

Interest expense	3,609	—	—	—	—	—	3,609
Reorganization items, net	4,496	—	—	—	—	—	4,496
Other income	—	(14)	—	—	—	—	(14)
(Loss) income from operations before income tax	$(12,275)	$(2,069)	$(155)	$—	$—	$—	$(14,499)
Income tax provision	—	—	—	—	—	—	—
Net (loss) income	$(12,275)	$(2,069)	$(155)	$—	$—	$—	$(14,499)
(1) Transactions are all accounted by American Apparel (USA), LLC.
(2) Does not include eliminations.

American Apparel, Inc. and Subsidiaries
Debtors and Debtors In Possession
MOR 3 - Condensed Consolidated Balance Sheet (unaudited)
(in thousands)

November 30, 2015
ASSETS
Current assets:
Cash	$41,732
Accounts receivable, Net (1)	16,009
Prepaid expenses and other current assets	19,129
Inventories, net	87,292
Intercompany accounts receivable, net	1,511
Total current assets	165,673
Property and equipment, net	24,726
Deferred income taxes, net of valuation allowance	1,193
Other assets, net	53,660
TOTAL ASSETS	$245,252

LIABILITIES AND STOCKHOLDERS' DEFICIT

Debtor-in-possession financing	$90,080
Accounts payable	4,769
Accrued expenses and other current liabilities	23,015
Income taxes payable	56
Deferred income tax liability, current	1,193
Intercompany accounts payable	351
Total liabilities not subject to compromise	119,464

Liabilities subject to compromise (2)	351,130

TOTAL LIABILITIES	470,594

STOCKHOLDERS' DEFICIT
Preferred stock	—
Common stock	118
Additional paid-in capital	210,001
Accumulated other comprehensive loss	145
Accumulated deficit	(433,449)
Less: Treasury stock	(2,157)
TOTAL STOCKHOLDERS' DEFICIT	(225,342)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$245,252
(1) Includes American Apparel (USA), LLC accounts receivable from third-party vendors of $13,872 (see MOR 7). The remaining balances are mainly credit card receivables from customers.
(2) Consists of pre-petition liabilities.

American Apparel, Inc. and Subsidiaries
Debtors and Debtors In Possession
MOR 3 - Condensed Consolidating Balance Sheet (unaudited)
November 30, 2015
(in thousands)

	American Apparel (USA), LLC (1)	American Apparel Retail, Inc.	American Apparel, Inc.	American Apparel Dyeing & Finishing, Inc. (1)	KCL Knitting, LLC (1)	Fresh Air Freight, Inc. (1)	Total Debtors (2)
ASSETS
Current assets:
Cash	$38,254	$3,478	$—	$—	$—	$—	$41,732
Accounts receivable, Net (3)	15,355	654	—	—	—	—	16,009
Prepaid expenses and other current assets	14,625	1,495	3,009	—	—	—	19,129
Inventories, net	64,927	22,365	—	—	—	—	87,292
Intercompany accounts receivable, net	(3,183)	7,566	(2,872)	—	—	—	1,511
Total current assets	129,978	35,558	137	—	—	—	165,673
Property and equipment, net	13,453	11,273	—	—	—	—	24,726
Deferred income taxes, net of valuation allowance	1,193	—	—	—	—	—	1,193
Investments in subsidiaries	11,163	346	—	—	—	—	11,509
Other assets, net	39,981	2,170	—	—	—	—	42,151
TOTAL ASSETS	$195,768	$49,347	$137	$—	$—	$—	$245,252

LIABILITIES AND STOCKHOLDERS' DEFICIT

Debtor-in-possession financing	$90,080	$—	$—	$—	$—	$—	$90,080
Accounts payable	3,989	780	—	—	—	—	4,769
Accrued expenses and other current liabilities	17,245	5,770	—	—	—	—	23,015
Income taxes payable	—	56	—	—	—	—	56
Deferred income tax liability, current	1,193	—	—	—	—	—	1,193
Intercompany accounts payable	351	—	—				351
Total liabilities not subject to compromise	112,858	6,606	—	—	—	—	119,464

Liabilities subject to compromise (4)	618,217	(67,303)	(199,784)	—	—	—	351,130

TOTAL LIABILITIES	731,075	(60,697)	(199,784)	—	—	—	470,594

STOCKHOLDERS' DEFICIT (EQUITY)
Preferred stock	—	—	—	—	—	—	—
Common stock	100	—	18	—	—	—	118
Additional paid-in capital	4,703	2,023	203,275	—	—	—	210,001
Accumulated other comprehensive loss	36	—	109	—	—	—	145
Accumulated deficit	(540,146)	108,021	(1,324)	—	—	—	(433,449)
Less: Treasury stock	—	—	(2,157)	—	—	—	(2,157)
TOTAL STOCKHOLDERS' DEFICIT (EQUITY)	(535,307)	110,044	199,921	—	—	—	(225,342)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT (EQUITY)	$195,768	$49,347	$137	$—	$—	$—	$245,252
(1) Transactions are all accounted by American Apparel (USA), LLC.
(2) Does not include eliminations.
(3) Includes American Apparel (USA), LLC accounts receivable from third-party vendors of $13,872 (see MOR 7). The remaining balances are mainly credit card receivables from customers.
(4) Consists of pre-petition liabilities.

American Apparel, Inc. and Subsidiaries
Debtors and Debtors In Possession
MOR 4 - Condensed Consolidating Statement of Cash Flows (unaudited)
(in thousands)

For the Period Ended November 30, 2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net cash provided by operating activities	$1,315

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(29)
Net cash used in investing activities	(29)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds under debtor-in-possession financing, net	20,102
Payments of capital lease obligations	(236)
Settlements of intercompany accounts	(729)
Net cash provided by financing activities	19,137

Net increase in cash	$20,423
Cash, beginning of period	21,309
Cash, end of period	$41,732

American Apparel, Inc. and Subsidiaries
Debtors and Debtors In Possession
MOR 4 - Condensed Consolidating Statement of Cash Flows (unaudited)
For The Period Ended November 30, 2015
(in thousands)

	American Apparel (USA), LLC (1)	American Apparel Retail, Inc.	American Apparel, Inc.	American Apparel Dyeing & Finishing, Inc. (1)	KCL Knitting, LLC (1)	Fresh Air Freight, Inc. (1)	Total Debtors (2)
CASH FLOWS FROM OPERATING ACTIVITIES
Net cash provided by (used in) operating activities	$(2,672)	$3,987	$—	$—	$—	$—	$1,315

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(17)	(12)	—	—	—	—	(29)
Net cash used in investing activities	(17)	(12)	—	—	—	—	(29)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds under debtor-in-possession financing, net	20,102	—	—	—	—	—	20,102
Payments of capital lease obligations	(236)	—	—	—	—	—	(236)
Settlements of intercompany accounts	1,183	(1,912)	—	—	—	—	(729)
Net cash provided by (used in) financing activities	21,049	(1,912)	—	—	—	—	19,137

Net increase in cash	18,360	2,063	—	—	—	—	20,423
Cash, beginning of period	19,894	1,415	—	—	—	—	21,309
Cash, end of period	$38,254	$3,478	$—	$—	$—	$—	$41,732
(1) Transactions are all accounted by American Apparel (USA), LLC.
(2) Does not include eliminations.

American Apparel, Inc. and Subsidiaries
Debtors and Debtors In Possession
MOR 5 - Schedule of Federal, State and Local Taxes Collected, Received, Due or Withheld (unaudited)
For the Period Ended November 30, 2015

Taxes	Amounts

Payroll Taxes
Payroll taxes withheld employee	$1,845,034
Payroll taxes withheld employer	819,072
Total payroll taxes withheld	$2,664,106
Amount of payroll tax remitted to tax authorities (1)(2)	$2,666,623
Date(s) remitted to tax authorities	Various

Sales Taxes
Sales tax collected and incurred	$741,257
Amount of sales taxes remitted to tax authorities (3)	$1,252,328
Date(s) remitted to tax authorities	Various

Property Taxes Paid	$23,268

Other Taxes Paid	$33,860
(1) Applicable to American Apparel (USA) LLC, and American Apparel Retail, Inc.
(2) Payroll taxes remitted does not equal taxes withheld because of tax entity payment timing requirements.
(3) Tax is remitted one month in arrears of collection month.

American Apparel, Inc. and Subsidiaries
Debtors and Debtors In Possession
MOR 6 - Summary of Unpaid Post-Petition Debts (unaudited)
November 30, 2015
(in thousands)

Accounts Payable Aging	Amounts

American Apparel (USA), LLC
0-30	$3,248
30-60	741
60-90	—
91+	—

Total Accounts Payable (1)	$3,989

(1) Represents total post-petition accounts payable for all Debtors except American Apparel Retail, Inc., which is presented below.

American Apparel Retail, Inc.
0-30	$727
30-60	53
60-90	—
91+	—

Total Accounts Payable (2)	$780

(2) Represents total post-petition accounts payable.

American Apparel, Inc. and Subsidiaries
Debtors and Debtors In Possession
MOR 7 - Accounts Receivable Aging (unaudited)
November 30, 2015
(in thousands)

Accounts Receivable Aging	Amounts

0-30	$11,976
30-60	986
60-90	565
91+	560
Total Accounts Receivable	$14,087
Amount considered uncollectible	(215)
Accounts Receivable, Net (1)	$13,872

(1) Represents third-party vendor sales.

American Apparel, Inc. and Subsidiaries
Debtors and Debtors In Possession
MOR 8 - Total Disbursements to Retained Professionals (unaudited)
For the Period Ended November 30, 2015

Retained Professionals		Amount Approved	Disbursements

Ducera Partners LLC	Advisors	$107,155	$107,155
Ducera Partners LLC	Advisors	$105,710	$105,710
Garden City Group, LLC	Case Administrator	$183,000	$183,000

American Apparel, Inc. and Subsidiaries
Debtors and Debtors In Possession
MOR 9 - Questionnaire

Question	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X (1)
(1) A new bank account was opened for the sole purpose of funding the payment of utilities during the Chapter 11 proceedings with prior approval of the U.S. Trustee and Debtors-In-Possession lenders. Bank account ending in 1227 was opened in November with Signature Bank (NASDAQ: SBNY).